Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]  Preliminary proxy statement
[x]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             TIMBERLAND BANCORP, INC.
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             TIMBERLAND BANCORP, INC.
------------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                              N/A
------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transactions applies:
                              N/A
------------------------------------------------------------------------------
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
                              N/A
------------------------------------------------------------------------------
[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
                             N/A
------------------------------------------------------------------------------
(2)  Form, schedule or registration statement no.:
                             N/A
------------------------------------------------------------------------------
(3)  Filing party:
                             N/A
------------------------------------------------------------------------------
(4)  Date filed:
                             N/A
------------------------------------------------------------------------------

                  [Timberland Bancorp, Inc. Letterhead]



                            December 15, 1998



Dear Stockholder:

     You are cordially invited to attend the First Annual Meeting of Stockholders of Timberland Bancorp, Inc. ("Company"). The meeting will be held at the Elks Lodge, 624 K Street, Hoquiam, Washington, on Monday, January 25, 1999 at 1:00 p.m., local time. This will be the first Annual Meeting of Stockholders since the Company became a public company on January 12, 1998 in connection with the conversion of Timberland Savings Bank, SSB from mutual to stock form.

     The Notice of First Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Knight Vale & Gregory Inc., P.S., the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                                       Sincerely,


                                       /s/Clarence E. Hamre
                                       Clarence E. Hamre
                                       President and Chief Executive Officer

                            TIMBERLAND BANCORP, INC.
                              624 SIMPSON AVENUE
                           HOQUIAM, WASHINGTON 98550
                               (360) 533-4747

------------------------------------------------------------------------------

                NOTICE OF FIRST ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON JANUARY 25, 1999

------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the First Annual Meeting of Stockholders of Timberland Bancorp, Inc. ("Company") will be held at the Elks Lodge, 624 K Street, Hoquiam, Washington, on Monday, January 25, 1999, at 1:00 p.m., local time, for the following purposes:

     (1)    To elect nine directors of the Company;

     (2) To consider and vote upon a proposal to adopt the Timberland Bancorp, Inc. 1999 Stock Option Plan;

     (3) To consider and vote upon a proposal to adopt the Timberland Bancorp, Inc. Management Recognition and Development Plan; and

     (4) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on December 4, 1998 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/MICHAEL R. SAND
                                MICHAEL R. SAND
                                CORPORATE SECRETARY

Hoquiam, Washington
December 15, 1998

------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                PROXY STATEMENT
                                       OF
                            TIMBERLAND BANCORP, INC.
                               624 SIMPSON AVENUE
                          HOQUIAM, WASHINGTON 98550
                                 (360) 533-4747

------------------------------------------------------------------------------
                     FIRST ANNUAL MEETING OF STOCKHOLDERS
                               JANUARY 25, 1999
------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Timberland Bancorp, Inc. ("Company") to be used at the First Annual Meeting of Stockholders of the Company ("Meeting"). The Company is the holding company for Timberland Savings Bank, SSB ("Bank"). The Meeting will be held at the Elks Lodge, 624 K Street, Hoquiam, Washington, on Monday, January 25, 1999, at 1:00 p.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to shareholders on or about December 15, 1998.

------------------------------------------------------------------------------
                         VOTING AND PROXY PROCEDURE
------------------------------------------------------------------------------

     Shareholders Entitled to Vote. Stockholders of record as of the close of business on December 4, 1998 ("Voting Record Date") are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. At the close of the Voting Record Date the Company had 5,967,781 shares of Common Stock issued and outstanding.

     Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum.

     Voting. The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below, FOR adoption of the Timberland Bancorp, Inc. 1999 Stock Option Plan and FOR adoption of the Timberland Bancorp, Inc. Management Recognition and Development Plan. If a shareholder of record attends the Meeting, he or she may vote by ballot.

     If a stockholder is a participant in the Timberland Savings Bank, SSB Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP, and allocated shares for which no voting instructions are received from participants, will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

     The directors to be elected at the Meeting will be elected by a plurality of the votes cast by shareholders present in person or by proxy and entitled to vote. Pursuant to the Company's Articles of Incorporation, stockholders are not permitted to cumulate their votes for the election of directors.
Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of the votes cast.

     With respect to the other proposals to be voted upon at the Meeting, stockholders may vote for or against a proposal or may abstain from voting. Adoption of the 1999 Stock Option Plan and the Management Recognition and Development Plan will each require the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Meeting and entitled to vote. Abstentions, therefore, will have the same effect as a vote against these proposals. Broker non-votes, however, will have no effect on the outcome of these proposals.

     Revocation of a Proxy. Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later dated and signed proxy prior to a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a shareholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

------------------------------------------------------------------------------
         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
------------------------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Company, disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended
("Exchange Act").   Based on such reports, the following table sets forth, at
the close of business on the Voting Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Based on such reports, management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at the close of business on the Voting Record Date. The table also sets forth, as of the close of business on the Voting Record Date, certain information as to shares of Common Stock beneficially owned by the Company's directors and "named executive officers" and all directors and executive officers as a group.

                                      Number of
                                       Shares              Percent of
                                     Beneficially            Shares
Name                                  Owned (1)           Outstanding
----                                  ---------           -----------

Beneficial Owners of More Than 5%

Timberland Savings Bank, SSB
Employee Stock Ownership Plan Trust    502,550                8.4%

Directors

Andrea M. Clinton                          150                  *
Robert Backstrom                        21,000                  *
Richard R. Morris, Jr.                  40,000                  *
Alan E. Smith                            9,000                  *
Peter J. Majar                          15,000                  *
Jon C. Parker                           22,400                  *
James C. Mason                          28,000                  *

                       (table continued on following page)

                                       Number of
                                        Shares             Percent of
                                     Beneficially            Shares
Name                                  Owned (1)           Outstanding
----                                  ---------           -----------

Named Executive Officers(2)

Clarence E. Hamre(3)                  41,927(4)                *
Michael R. Sand (3)                   22,667(4)                *

All Executive Officers and
 Directors as a Group (10 persons)   200,735(4)               3.4%

-------------
*    Less than 1 percent of shares outstanding.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.
(2) SEC regulations define the term "named executive officers" to include all individuals serving as chief executive officer during the most recently completed fiscal year, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Messrs. Hamre and Sand were the Company's only "named executive officers" for the fiscal year ended September 30, 1998.
(3)  Messrs. Hamre and Sand are also directors of the Company.
(4) Includes an approximation of the number of shares in the participant's ESOP account.

------------------------------------------------------------------------------
                      PROPOSAL I -- ELECTION OF DIRECTORS
------------------------------------------------------------------------------

     The Company's Board of Directors consists of nine members. The nine members of the Board are the initial directors of the Company, each of whose term as initial director expires at the Meeting in accordance with Washington law. In accordance with the Company's Articles of Incorporation, the Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Nine directors, whose names appear in the following table, will be elected at the Meeting to serve for the respective terms set forth in the table, or until their respective successors have been elected and qualified.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named in the following table. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     The Board of Directors recommends a vote "FOR" the election of all nominees named in the following table.

     The following table sets forth certain information regarding the nominees for election at the Meeting.

                                  Year First Elected or        Term to
Name                      Age(1)   Appointed Director(2)      Expire(3)
----                      ------   ---------------------      -------

Clarence E. Hamre           64             1969                 1999
Andrea M. Clinton           41             1996                 1999
Robert Backstrom            69             1992                 1999
Michael R. Sand             44             1993                 2000
Alan E. Smith               67             1992                 2000
Peter J. Majar              71             1987                 2000
Richard R. Morris, Jr.      61             1992                 2001
Jon C. Parker               49             1992                 2001
James C. Mason              43             1993                 2001

---------------
(1)     As of September 30, 1998.
(2)     Includes prior service on the Board of Directors of the Bank.
(3)     Assuming the individual is elected.

     The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

     Clarence E. Hamre has been affiliated with the Bank since 1969 and has served as President and Chief Executive Officer since 1969.

     Andrea M. Clinton, an interior designer, is the owner of AMC Interiors, Olympia, Washington.

     Robert Backstrom is retired after serving as owner of Price & Price Real Estate and Insurance, Montesano, Washington, for 31 years.

     Michael R. Sand has been affiliated with the Bank since 1977 and has served as Executive Vice President and Secretary since 1993.

     Alan E. Smith is the former owner of Harbor Drug, Inc., a retail pharmacy located in Hoquiam, Washington. He is now retired.

     Peter J. Majar is retired as General Manager of Hoquiam Plywood Co., Inc., a plywood manufacturer, and former President of the Plywood Marketing Association and President of PMA Transportation Company, Vancouver, Washington.

     Richard R. Morris, Jr. is the former owner of Dick's Food Centers, Inc., retail grocery stores located in Ocean Shores and Raymond, Washington.

     Jon C. Parker is a member of the law firm of Parker, Johnson & Parker P.S., Hoquiam, Washington, which serves as general counsel to the Bank.

     James C. Mason is the President and owner of Mason Timber Co., Aberdeen, Washington.

------------------------------------------------------------------------------
              MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------------------------------------------------

     The Boards of Directors of the Company and the Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended September 30, 1998, the Board of Directors of the Company held one meeting in connection with its initial organization and seven subsequent meetings, and the Board of Directors of the Bank held 24 meetings. No director of the Company or the Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

     Committees of the Company's Board. The Company's Board of Directors established Audit, Nominating and Compensation Committees.

     The Audit Committee, consisting of Directors Backstrom, Majar, Smith, Hamre and Sand, receives and reviews all reports prepared by the Company's external and internal auditor. The Audit Committee met four times during the fiscal year ended September 30, 1998.

     The full Board of Directors acts as a Nominating Committee for the annual selection of management's nominees for election as directors of the Company. The full Board of Directors met once in its capacity as Nominating Committee during the fiscal year ended September 30, 1998.

     Committees of the Bank's Board. The Bank's Board of Directors has established Audit, Salary and Nominating Committees, among others.

     The Audit Committee, consisting of Directors Backstrom, Majar, Smith, Hamre and Sand, is responsible for meeting with the Bank's internal and external auditors to discuss the results of the annual audit and any related matters. The Audit Committee is also responsible for the Bank's employee compliance issues. The Board also receives and reviews the reports and findings and other information presented to them by the Bank's outside auditor. The Audit Committee meets as needed and met five times during the fiscal year ended September 30, 1998.

     The Salary Committee, consisting of Directors Majar, Backstrom and Parker, makes recommendations to the full Board of Directors concerning employee compensation. The Salary Committee meets as needed and met once during the fiscal year ended September 30, 1998.

     The full Board of Directors acts as a Nominating Committee for the annual selection of management's nominees for election as directors of the Bank. The full Board of Directors met once in its capacity as Nominating Committee during the year ended September 30, 1998.

------------------------------------------------------------------------------
                          DIRECTORS' COMPENSATION
------------------------------------------------------------------------------

Fees

     Except for Directors Hamre and Sand, each director receives $750 per month and $375 for each regular Board meeting attended. Each director also receives $200 for each special Board meeting or committee meeting attended. Director fees totalled $117,975 for the year ended September 30, 1998.

Deferred Compensation Plan

     The Company maintains a deferred compensation plan for the benefit of directors who may elect to defer receipt of all or a portion of their fees until retirement or termination of service. At the director's election, benefits are distributed in a lump sum or installment payments. At September 30, 1998, none of the Company's directors had elected to participate in the plan.

------------------------------------------------------------------------------
                          EXECUTIVE COMPENSATION
------------------------------------------------------------------------------

Summary Compensation Table

     The following information is provided for Messrs. Hamre and Sand.

                            Annual Compensation
                   ----------------------------------------
Name and                                       Other Annual     All Other
Position           Year   Salary    Bonus    Compensation(1)  Compensation(2)
--------           ----   ------    -----    ---------------  ---------------

Clarence E. Hamre  1998 $150,577   $33,389         --             $85,443
President and      1997  150,577    26,778         --              60,860
Chief Executive    1996  146,588    29,997         --              59,148
Officer

Michael R. Sand    1998  102,538(3) 16,644         --              30,786
Executive Vice     1997   94,650     4,742         --              10,042
President and      1996   91,004     5,246         --               9,625
Secretary

_______________
(1) Does not include certain benefits, the aggregate amounts of which do not exceed 10% of total annual salary and bonus.
(2) In 1998, includes deferred compensation ($44,148), employer profit sharing contribution ($16,000) and ESOP contribution ($25,295, based on the fair market value of the shares) for Mr. Hamre; and employer profit sharing contribution ($11,928) and ESOP contribution ($18,858, based on the fair market value of the shares) for Mr. Sand.
(3)   Includes compensation received in lieu of vacation of $7,888.

     Deferred Compensation Agreement. The Bank has entered into a deferred compensation agreement with Mr. Hamre which provides that, commencing upon his retirement at or after age 65, Mr. Hamre will receive $2,000 per month for life. The monthly benefit is reduced to $1,600 per month in the event of Mr. Hamre's retirement prior to age 65. At Mr. Hamre's death, the monthly benefit would be payable to his surviving spouse until the earlier to occur of her death or 60 months. At September 30, 1998, the Bank had accrued $221,000 in compensation expense with respect to its obligation to Mr. Hamre under the agreement.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

     Report of the Compensation Committee. The Compensation Committee of the Company and the Compen-sation Committee of the Bank ("Committees") administer all policies that govern executive compensation for the Company and the Bank. Since the Company has no employees other than Bank employees who perform services on behalf of the Company without additional compensation, the Bank's Compensation Committee evaluates individual executive performance, compensation policies and salaries. The Bank's Compensation Committee is responsible for evaluating the performance of the Chief Executive Officer of the Bank, while the Chief Executive Officer of the Bank evaluates the performance of other senior officers of the Bank and makes recommendations to the Committee regarding their compensation levels. The Company's executive compensation policies are intended to retain and attract key executives who are vital to the success of the Company and Bank by providing a compensation package that is competitive in the financial industry and motivational to each individual executive.

     Currently, the compensation for executive officers consists principally of a base salary and bonus. In addition, the Bank maintains a profit sharing pension plan for all qualifying employees and provides opportunities for employee ownership of Timberland Bancorp, Inc. stock through participation in an employee stock ownership plan. The Bank also maintains a deferred compensation agreement with the Chief Executive Officer.

     Base Salary. The Bank's Board of Directors approves an annual base salary for all senior officers and executive officers, based upon recommendations from the Bank's Compensation Committee. Annual base salaries are generally effective October 1st of each year. Factors considered in setting base salaries include the executive's performance, the Company's and the Bank's overall performance and compensation levels in the financial industry, among other factors.

     Annual Incentive Bonus. The Bank maintains a discretionary bonus plan, which is based on the Bank's net income for each fiscal year. Under the plan, Chief Executive Officer Clarence E. Hamre receives 1% of the Bank's net income and Executive Vice President Michael R. Sand receives .5% of the Bank's net income, and the remaining employees receive 2.5% of the Bank's net income, distributed based upon each employee's salary to total employees' salaries.

     Profit Sharing Pension Plan. The Bank maintains a tax-qualified profit-sharing plan for the benefit of employees with one year of service who have attained age 21. The Savings Bank's annual contribution is 10% of a qualifying employee's compensation.

     Executive Officer Compensation. During the fiscal year ended September 30, 1998, the base salary of the Company's President and Chief Executive Officer, Clarence E. Hamre, was $150,577. In addition, he received an incentive bonus of $33,389 and was credited with $85,443 in other compensation as set forth in the preceding Summary Compensation Table. This resulted in total compensation of $269,409, which represents a 13.1% increase from the previous year. The Board of Directors believes that Mr. Hamre's compensation is appropriate based on the Bank's compensation policy, consideration of salaries for similar positions in the financial industry and the Bank's performance during the fiscal year.

     During the fiscal year ended September 30, 1998, the base salary of the Company's Executive Vice President, Michael R. Sand, was $94,650. In addition, he received compensation in lieu of vacation time of $7,888, an incentive bonus of $16,644 and was credited with $30,786 in other compensation as set forth in the preceding Summary Compensation Table. This resulted in total compensation of $149,968, which represents a 37.0% increase from the previous year. The Board of Directors believes that Mr. Sand's compensation is appropriate based on the Bank's performance during the fiscal year.

     Compensation Committee of the Company and the Bank consisting of:

                        /s/ Jon C. Parker
                        /s/ Robert Backstrom
                        /s/ Peter J. Majar

     Compensation Committee Interlocks and Insider Participation.   No
executive officer of the Company or the Bank has served as a member of the compensation committee of another entity, one of whose executive officers served on the Personnel Committee. No executive officer of the Company or the Bank has served as a director of another entity, one of whose executive officers served on the Personnel Committee. No executive officer of the Company or the Bank has served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company or the Bank.

     Performance Graph. The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq U.S. Companies Index and with the SNL $250 to $500 Million Asset Thrift Index, a peer group index. Total return assumes the reinvestment of all dividends. The base amount for the Company's Common Stock is $14.50 per share, which was the closing price on the initial day of trading on January 13, 1998. The initial offering price for the Company's Common Stock was $10.00 per share.

                             [graph appears here]

                                                   Period Ended
                                    -----------------------------------------
                                    01-13-98   03-31-98   06-30-98   09-30-98
                                    --------   --------   --------   --------
Timberland Bancorp, Inc.             $100.00   $123.28     $114.18   $ 91.20
Nasdaq U.S. Companies Index           100.00    119.00      122.37    110.82
SNL $250 to $500 Million Asset
  Thrift Index                        100.00    110.21      105.26     87.40

------------------------------------------------------------------------------
             COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that during the fiscal year ended September 30, 1998 all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with except for certain transactions by Directors Parker and Clinton. Mr. Parker inadvertently failed to report a purchase of 400 shares of Common Stock in August 1998. Mr. Parker subsequently reported the purchase on September 11, 1998. Ms. Clinton inadvertently failed to report a purchase of 150 shares of Common Stock in January 1998. Ms. Clinton subsequently reported the purchase on December 9, 1998.

------------------------------------------------------------------------------
                      TRANSACTIONS WITH MANAGEMENT
------------------------------------------------------------------------------

     Current law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee) and does not involve more than the normal risk of repayment or present other unfavorable features. The aggregate amount of loans by the Bank to its executive officers and directors was approximately $768,000 at September 30, 1998. Such loans
(i) were made in the ordinary course of business, (ii) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features when made.

     Director Parker is a member of the law firm of Parker, Johnson & Parker, P.S., which serves as general counsel to the Bank. The Bank paid legal fees of approximately $11,200 to the firm during the fiscal year ended September 30, 1998 for services rendered to the Bank.

------------------------------------------------------------------------------
           PROPOSAL II -- RATIFICATION OF 1999 STOCK OPTION PLAN
------------------------------------------------------------------------------

General

     The Company's Board of Directors adopted the Timberland Bancorp, Inc. 1999 Stock Option Plan ("Plan") on November 10, 1998, subject to approval by the Company's stockholders. The objective of the Plan is to reward performance and build the participant's equity interest in the Company by providing long-term incentives and rewards to officers, key employees and other persons who provide services to the Company and its subsidiaries and who contribute to the success of the Company by their innovation, ability, industry, loyalty and exceptional service.

     The following summary is a brief description of the material features of the Plan. This summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit A.

Summary of the Plan

     Type of Stock Option Grants. The Plan provides for the grant of incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), and Non-Qualified Stock Options ("NQSOs"), which do not satisfy the requirements for ISO treatment.

     Administration. The Plan is administered by the Company's Board of Directors. Subject to the terms of the Plan and resolutions of the Board, the Board interprets the Plan and is authorized to make all determination and decisions thereunder. The Board also determines the participants to whom stock options will be granted, the type and amount of stock options that will be granted and the terms and conditions applicable to such grants.

     Participants. All officers and employees of the Company and its subsidiaries, as well as other persons who render services to the Company, are eligible to participate in the Plan. In addition, non-employee directors of the Company are eligible to participate in the Plan.

     Number of Shares of Common Stock Available. The Company has reserved 661,250 shares of Common Stock for issuance under the Plan in connection with the exercise of options. Shares of Common Stock to be issued under the

Plan may be either authorized but unissued shares, or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Plan.

     Stock Option Grants. The exercise price of each ISO or NQSO will not be less than the fair market value of the Common Stock on the date the ISO or NQSO is granted. The aggregate fair market value of the shares for which ISOs granted to any employee may be exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and its subsidiaries) may not exceed $100,000.

     The exercise price of an option may be paid in cash, Common Stock or other property, by the surrender of all or part of the option being exercised, by the immediate sale through a broker of the number of shares being acquired sufficient to pay the purchase price, or by a combination of these methods, as and to the extent permitted by the Board.

     Under the Plan, the Board may permit participants to transfer options to eligible transferees (as such eligibility is determined by the Board). Each option may be exercised during the holder's lifetime, only by the holder or the holder's guardian or legal representative, and after death only by the holder's beneficiary or, absent a beneficiary, by the estate or by a person who acquired the right to exercise the option by will or the laws of descent and distribution. Options may become exercisable in full at the time of grant or at such other times and in such installments as the Board determines or as may be specified in the Plan. It is anticipated that performance-based vesting criteria will apply to some option grants. Options may be exercised during periods before and after the participant terminates employment, as the case may be, to the extent authorized by the Board or specified in the Plan. However, no option may be exercised after the tenth anniversary of the date the option was granted. The Board may, at any time and without additional consideration, accelerate the date on which an option becomes exercisable.

     Effect of a Change in Control. In the event of a change in control (as defined in the Plan) of the Company, each outstanding stock option grant will become fully vested and immediately exercisable. In addition, in the event of a change in control, the Plan provides for the cash settlement of any outstanding stock option if provision is not made for the assumption of the options in connection with the change in control.

     Term of the Plan. The Plan will be effective upon shareholder approval. Since the effective date of the Plan will be after the one year anniversary of the effective date of the Bank's mutual to stock conversion, options granted under the Plan will not be subject to certain restrictions (including a limitation on the acceleration of vesting in the event of a change in control) otherwise applicable to stock compensation plans implemented prior to the first anniversary of the Bank's mutual-to-stock conversion. The Plan will expire on the tenth anniversary of the effective date, unless terminated sooner by the Board.

     Amendment of the Plan. The Plan allows the Board to amend the Plan without stockholder approval unless such approval is required to comply with a tax law or regulatory requirement.

     Certain Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

     There are no federal income tax consequences either to the optionee or to the Company upon the grant of an ISO or and NQSO. On the exercise of an ISO during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to a deduction, although the excess of the fair market value of the shares on the date of exercise over the option price is includible in the optionee's alternative minimum taxable income, which may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two year and one year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

     On exercise of an NQSO, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and deductible by the Company, provided the Company properly withholds taxes in respect of the exercise. This disposition of shares acquired upon the exercise of a NQSO will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

New Plan Benefits

     The following table sets forth information regarding the number of options anticipated to be granted under the Plan following the effective date of the Plan.

                                           Anticipated
Name and Position                      Stock Option Grant
------------------                     ------------------

Clarence E. Hamre                            99,188
President and Chief Executive Officer

Michael R. Sand                              79,350
Executive Vice President and Secretary

All officers as a group                     376,914
(8 persons, including Messrs. Hamre
  and Sand)

All non-employee directors as a group
  (7 persons)                               198,373

     The balance of the options that may be granted under the Plan are expected to be allocated in the future to current and prospective officers and employees.

Board of Directors Recommendation

     The Board of Directors recommends a vote "FOR" the adoption of the Plan attached as Exhibit A.

------------------------------------------------------------------------------
                      PROPOSAL III -- RATIFICATION OF THE
                  MANAGEMENT RECOGNITION AND DEVELOPMENT PLAN
------------------------------------------------------------------------------

General

     Subject to approval by the Company's stockholders, the Board of Directors of the Company adopted the Timberland Bancorp, Inc. Management Recognition and Development Plan ("MRDP") on November 10, 1998 for the benefit of officers, employees and non-employee directors of the Company and its subsidiaries. The objective of the MRDP is to reward performance and build the participant's equity interest in the Company by providing long-term incentives and rewards to officers, key employees and other persons who provide services to the Company and its subsidiaries and who contribute to the success of the Company by their innovation, ability, industry, loyalty and exceptional service. In addition, the company believes that the MRDP will provide an important retention incentive for key personnel.

     The following summary is a brief description of the materials features of the MRDP. This summary is qualified in its entirety by reference to the MRDP, a copy of which is attached as Exhibit B.

Summary of the MRDP

     Type of Stock Awards. The MRDP provides for the award of Common Stock in the form of restricted stock awards which are subject to the restrictions specified in the MRDP or as determined by the Company's Board of Directors.

     Administration. The MRDP is administered by the Board. Subject to the terms of the MRDP and resolutions of the Board, the Board interprets the MRDP and is authorized to make all determinations and decisions thereunder. The Board also determines the participants to whom restricted stock awards will be made, the number of shares of Common Stock covered by each award and the terms and conditions applicable to such award.

     Participants. All officers and employees of the Company and its subsidiaries are eligible to participate in the MRDP. In addition, non-employee directors of the Company are eligible to participate in the MRDP.

     Number of Shares of Common Stock Available. The Company has reserved 264,500 shares of Common Stock for issuance under the MRDP in the form of restricted stock. Shares of Common Stock to be issued under the MRDP may be either authorized but unissued shares, or reacquired shares held by the Company in its treasury. Any shares subject to an award which is forfeited or is terminated will again be available for issuance under the MRDP.

     Restricted Stock Awards. Awards under the MRDP will be made in the form of restricted shares of Common Stock that are subject to restrictions on transfer of ownership. Compensation expense in the amount of the fair market value of the Common Stock at the date of the grant to the officer or director will be recognized during the period over which the shares vest. If a recipient terminates employment or service with the Company or its subsidiaries for reasons other than death or disability, the recipient forfeits all rights to shares under restriction. If such termination is caused by death or disability, all restrictions expire and all shares allocated become unrestricted. A recipient will be entitled to voting and other stockholder rights with respect to the shares while restricted. Dividends paid during the period of restriction will, at the Board's discretion, be distributed to the recipient when paid or held in escrow for the benefit of the recipient until the shares to which the dividends relate are vested.

     Effect of a Change in Control. In the event of a change in control (as defined in the MRDP) of the Company, each outstanding award under the MRDP will become fully vested.

     Term of the MRDP. The MRDP will be effective upon shareholder approval. Since the effective date of the MRDP will be after the one year anniversary of the effective date of the Bank's mutual to stock conversion, awards under the MRDP will not be subject to certain restrictions (including a limitation on the acceleration of vesting in the event of a change in control) otherwise applicable to stock compensation plans implemented prior to the first anniversary of the Bank's mutual-to-stock conversion. The MRDP will expire on the tenth anniversary of the effective date, unless sooner terminated by the Board.

     Amendment of the MRDP. The MRDP allows the Board to amend the MRDP without stockholder approval unless such approval is required to comply with a tax law or regulatory requirement.

     Certain Federal Income Tax Consequences. The following brief description of the tax consequences of awards of restricted stock under the MRDP is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

     A participant who has been awarded restricted stock under the MRDP and does not make an election under Section 83(b) of the Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of such stock at such time over the amount paid therefor. Any dividend paid to the recipient on the restricted stock at or prior to such time will be ordinary compensation income to the recipient and deductible as such by the Company.

     A recipient of a restricted stock award who makes an election under
Section 83(b) of the Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of such stock at such time over the amount paid therefor. Any dividends subsequently paid to the recipient on the restricted stock will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse.

New Plan Benefits

      The following table sets forth information regarding the number of restricted shares anticipated to be granted under the MRDP following its effective date.

                                            Anticipated
Name and Position                      Restricted Stock Grant
-----------------                      ----------------------

Clarence E. Hamre                              39,675
President and Chief Executive Officer

Michael R. Sand                                31,740
Executive Vice President and Secretary

All officers as a group                       131,832
(8 persons, including Messrs. Hamre
  and Sand)

All non-employee directors as a group
  (7 persons)                                  79,345

     The balance of the shares that may be issued pursuant to the MRDP is expected to be allocated in the future to current and prospective officers and employees.

Recommendation of the Board of Directors

     The Board of Directors recommends a vote "FOR" the adoption of the MRDP attached as Exhibit B.

------------------------------------------------------------------------------
                                   AUDITORS
------------------------------------------------------------------------------

     The Board of Directors has appointed Knight Vale & Gregory Inc., P.S., independent public accountants, to serve as the Company's auditors for the fiscal year ending September 30, 1999. A representative of Knight Vale & Gregory Inc., P.S. will be present at the Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she so desires.

------------------------------------------------------------------------------
                                OTHER MATTERS
------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

------------------------------------------------------------------------------
                       CHANGE IN INDEPENDENT AUDITORS
------------------------------------------------------------------------------

     On June 25, 1998, Dwyer Pemberton and Coulson, P.C., Tacoma, Washington tendered, and the Company's Board of Directors accepted, its resignation as the Company's certifying accountants effective that date.

     On June 25, 1998, the Company's Board of Directors, at the recommendation of its Audit Committee, engaged Knight Vale & Gregory Inc., P.S., Tacoma, Washington as the Company's certifying accountants. The Company has not consulted with Knight Vale & Gregory Inc., P.S. during its two most recent fiscal years nor during any subsequent interim period prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

     The report of Dwyer Pemberton and Coulson, P.C. on the financial statements of the Company for either of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's two most recent fiscal years and subsequent interim periods preceding the date of resignation by Dwyer Pemberton and Coulson, P.C., the Company was not in disagreement with Dwyer Pemberton and Coulson, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Dwyer Pemberton and Coulson, P.C., would have caused Dwyer Pemberton and Coulson, P.C. to make reference to the subject matter of the disagreement in connection with its report.

------------------------------------------------------------------------------
                                 MISCELLANEOUS
------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation. The Company's stock transfer agent, American Stock Transfer and Trust Company, will assist in soliciting proxies for the Meeting, as part of the annual services it provides to the Company.

     The Company's Annual Report to Stockholders has been mailed to stockholders as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy solicitation materials for next year's Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 624 Simpson Avenue, Hoquiam, Washington, no later than August 18, 1999. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

     The Company's Articles of Incorporation generally provide that shareholders will have the opportunity to nominate directors of the Company if such nominations are made in writing and are delivered to the Secretary of the Company not less than 30 days nor more than 60 days before the annual meeting of shareholders; provided, however, if less than 31 days notice is given, such notice shall be delivered to the Secretary of the Company no later than the close of the tenth day following the date on which notice of the meeting was mailed to shareholders. The notice must set forth (i) the name, age, business address and, if known, residence address of each nominee for election as a director, (ii) the principal occupation or employment of each nominee, (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee, (iv) such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee pursuant to the Exchange Act, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and (v) as to the shareholder giving such notice (a) his or her name and address as they appear on the Company's books and (b) the class and number of shares of the Company which are beneficially owned by such shareholder.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/MICHAEL R. SAND
                                 MICHAEL R. SAND
                                 CORPORATE SECRETARY


Hoquiam, Washington
December 15, 1998

------------------------------------------------------------------------------
                                 FORM 10-K
------------------------------------------------------------------------------
A copy of the Company's Form 10-K for the fiscal year ended September 30, 1998, as filed with the SEC will be furnished without charge to stockholders as of the close of business on the Record Date upon written request to Michael
R. Sand, Corporate Secretary, Timberland Bancorp, Inc., 624 Simpson Avenue, Hoquiam, Washington 98550.
------------------------------------------------------------------------------

                                                                    Exhibit A

                           TIMBERLAND BANCORP, INC.
                            1999 STOCK OPTION PLAN

     SECTION 1.  PURPOSE

     The Timberland Bancorp, Inc. 1999 Stock Option Plan (the "Plan") is hereby established to foster and promote the long-term success of Timberland Bancorp, Inc. and its shareholders by providing directors, officers and employees of the Corporation and its subsidiaries with an equity interest in the Corporation. The Plan will assist the Corporation in attracting and retaining the highest quality of experienced persons as directors, officers and employees and in aligning the interests of such persons more closely with the interests of the Corporation's shareholders by encouraging such parties to maintain an equity interest in the Corporation.

     SECTION 2.  DEFINITIONS

     For purposes of this Plan, the capitalized terms set forth below shall have the following meanings:

     BOARD means the Board of Directors of the Corporation.

     CHANGE IN CONTROL shall mean an event deemed to occur if and when (a) an offeror other than the Corporation purchases shares of the stock of the Corporation pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities, (c) the membership of the board of directors of the Corporation changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four (24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Corporation approve a merger, consolidation, sale or disposition of all or substantially all of the Corporation's assets, or a plan of partial or complete liquidation. If any of the events enumerated in clauses (a) - (d) occur, the Board shall determine the effective date of the change in control resulting therefrom, for purposes of the Plan.

     CODE means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

     CORPORATION means Timberland Bancorp, Inc., a Washington corporation.

     DIRECTOR shall mean a director of the Corporation who is not also an employee of the Corporation or its subsidiaries.

     DISABILITY means any physical or mental injury or disease of a permanent nature which renders a Participant incapable of meeting the requirements of the employment or service performed by such Participant immediately prior to the commencement of such disability. The determination of whether a Participant is disabled shall be made by the Board in its sole and absolute discretion.

     EXCHANGE ACT means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

     FAIR MARKET VALUE shall be determined as follows:

     (a) If the Stock is traded or quoted on the Nasdaq Stock Market or other national securities exchange on any date, then the Fair Market Value shall be the average of the highest and lowest selling price on such exchange on such date or, if there were no sales on such date, then on the next prior business day on which there was a sale.

     (b) If the Stock is not traded or quoted on the Nasdaq Stock Market or other national securities exchange, then the Fair Market Value shall be a value determined by the Board in good faith on such basis as it deems appropriate.

     INCENTIVE STOCK OPTION means an option to purchase shares of Stock granted to a Participant under the Plan which is intended to meet the requirements of Section 422 of the Code.

     NON-QUALIFIED STOCK OPTION means an option to purchase shares of Stock granted to a Participant under the Plan which is not intended to be an Incentive Stock Option.

     OPTION means an Incentive Stock Option or a Non-Qualified Stock Option.

     PARTICIPANT means a Director or employee of the Corporation or its subsidiaries selected by the Board to receive an Option under the Plan.

     PLAN means this Timberland Bancorp, Inc. 1999 Stock Option Plan.

     STOCK means the common stock, $0.01 par value, of the Corporation.

     TERMINATION FOR CAUSE shall mean termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Corporation and/or any subsidiary of the Corporation and a Participant.

     SECTION 3.  ADMINISTRATION

     (a) The Plan shall be administered by the Board. Among other things, the Board shall have authority, subject to the terms of the Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted, to determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options (subject to the requirements of the Code), to determine the terms and conditions of any Option granted hereunder, and the exercise price thereof.

     (b) Subject to the other provisions of the Plan, the Board shall have authority to adopt, amend, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Option and to decide all disputes arising in connection with the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem appropriate to carry the Plan into effect, in its sole and absolute discretion. The Board's decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

     SECTION 4.  ELIGIBILITY AND PARTICIPATION.

     Officers and employees of the Corporation and its subsidiaries and Directors shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Board, in its sole discretion, from among those eligible, and the Board shall determine, in its sole discretion, the numbers of shares to be covered by the Option or Options granted to each Participant. Options intended to qualify as Incentive Stock Options shall be granted only to persons who are eligible to receive such options under Section 422 of the Code.

     SECTION 5.  SHARES OF STOCK AVAILABLE FOR OPTIONS

     (a) The maximum number of shares of Stock which may be issued and purchased pursuant to Options granted under the Plan is 661,250, subject to the adjustments as provided in Section 5 and Section 9, to the extent applicable. If an Option granted under this Plan expires or terminates before exercise or is forfeited for any reason, the shares of Stock subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for subsequent Option grants under Plan. Shares of Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) In the event that the Board determines, in its sole discretion, that any stock dividend, stock split, reverse stock split or combination, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, or other similar transaction affects the Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted or made available under the Plan to Participants, the Board shall have the right to proportionately and appropriately adjust equitably any or all of (i) the maximum number and kind of shares of Stock in respect of which Options may be granted under the Plan to Participants, (ii) the number and kind of shares of Stock subject to outstanding Options held by Participants, and (iii) the exercise price with respect to any Options held by Participants, without changing the aggregate purchase price as to which such Options remain exercisable, provided that no adjustment shall be made pursuant to this
Section if such adjustment would cause the Plan to fail to comply with Section 422 of the Code with regard to any Incentive Stock Options granted hereunder. No fractional Shares shall be issued on account of any such adjustment.

     (c) Any adjustments under this Section will be made by the Board, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.

     SECTION 6.  NON-QUALIFIED STOCK OPTIONS

     The Board may, from time to time, grant Non-Qualified Stock Options to Participants upon such terms and conditions as the Board may determine. Non-Qualified Stock Options granted under this Plan are subject to the following terms and conditions:

     (a) Price. The purchase price per share of Stock deliverable upon the exercise of each Non-Qualified Stock Option shall be determined by the Board on the date the option is granted. Such purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Stock at the Fair Market Value of such shares on the date of surrender or through a "cashless exercise" involving a stock brokerage firm.

     (b) Terms of Options. The term during which each Non-Qualified Stock Option may be exercised shall be determined by the Board, but in no event shall a Non-Qualified Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant. Except as provided herein, no Non-Qualified Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution. The Board shall have discretionary authority to permit the transfer of any Non-Qualified Stock Option to members of a Participant's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners; provided, however, that a transferred Non-Qualified Stock Option may be exercised by the transferee on any date only to the extent that the Participant would have been entitled to exercise the Non-Qualified Stock Option on such date had the Non-Qualified Stock Option not been transferred. Any transferred Non-Qualified Stock Option shall remain subject to the terms and conditions of the Participant's stock option agreement.

     (c) Termination of Service. Unless otherwise determined by the Board, upon the termination of a Participant's employment (or, in the case of a Director, service as a member of the Board) for any reason other than Disability, death or Termination for Cause, the Participant's Non-Qualified Stock Options shall be exercisable only as to those shares which were immediately exercisable by the Participant at the date of termination and only for a period of one (1) year following termination. Notwithstanding any provision set forth herein nor contained in any Agreement relating to the award of an Option, in the event of Termination for Cause, all rights under the Participant's Non-Qualified Stock Options shall expire upon termination. In the event of death or termination as a result of Disability of any Participant, all Non-Qualified Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for two (2) years or such longer period as determined by the Board following the date of the Participant's death or termination of service due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-Qualified Stock Option term.

     SECTION 7.  INCENTIVE STOCK OPTIONS

     The Board may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Price. The purchase price per share of Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant. However, if a Participant owns (or, under Section 422(d) of the Code, is deemed to own) stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock, the purchase price per share of Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the date of grant. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Stock at the Fair Market Value of such shares on the date of surrender or through a "cashless exercise" involving a stock brokerage firm.

     (b) Amounts of Options. Subject to Section 4, Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Board. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000. The provisions of this Section 7(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award is in excess of such limit, it shall be deemed a Non-Qualified Stock Option. The Board shall have discretion to redesignate options granted as Incentive Stock Options as Non-Qualified Stock Options.

     (c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Board, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Stock representing more than ten percent (10%) of the total combined voting power of the Corporation (or, under Section 422(d) of the Code, is deemed to own Stock representing more than ten percent (10%) of the total combined voting power of all such classes of Stock, by reason of the ownership of such classes of Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five (5) years from the date of grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution.

     (d) Termination of Employment. Upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Incentive Stock Options which are then exercisable at the date of termination may only be exercised by the Participant for a period of three (3) months following termination, after which time they shall be void. Notwithstanding any provisions set forth herein nor contained in any Agreement relating to an award of an Option, in the event of Termination for Cause, all rights under the Participant's Incentive Stock Options shall expire immediately upon termination.

     Unless otherwise determined by the Board, in the event of death or termination of service as a result of Disability of any Participant, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or the beneficiaries of the Participant for one (1) year following the date of the Participant's death or termination of employment as a result of Disability. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

     (e) Compliance with Code. The options granted under this Section 7 of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Corporation makes no warranty as to the qualification of any option as an incentive stock option within the meaning of
Section 422 of the Code. A Participant shall notify the Board in writing in the event that he disposes of Stock acquired upon exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date he received Stock upon the exercise of an Incentive Stock Option and shall comply with any other requirements imposed by the Corporation in order to enable the Corporation to secure the related income tax deduction to which it will be entitled in such event under the Code.

     SECTION 8.  EXTENSION

     The Board may, in its sole discretion, extend the dates during which all or any particular Option or Options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted without the Participant's consent if it would cause Incentive Stock Options issued under the Plan to fail to comply with Section 422 of the Code.

     SECTION 9.  GENERAL PROVISIONS APPLICABLE TO OPTIONS

     (a) Each Option under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

     (b) Each Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Board at the time of grant or at any time thereafter.

     (c) Notwithstanding anything in this Plan to the contrary, in the event of a Change in Control, all then outstanding Options shall become one hundred percent vested and exercisable as of the effective date of the Change in Control. If, in connection with or as a consequence of a Change in Control, the Corporation is merged into or consolidated with another corporation, if the Corporation becomes a subsidiary of another corporation or if the Corporation sells or otherwise disposes of substantially all of its assets to another corporation, then unless provisions are made in connection with such transactions for the continuance of the Plan and/or the assumption or substitution of then outstanding Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, such Options shall be canceled as of the effective date of the merger, consolidation, or sale and the Participant shall be paid in cash an amount equal to the difference between the Fair Market Value of the Stock subject to the Options on the effective date of such corporate event and the exercise price of the Options. Notwithstanding anything in this Section 9(c) or any Option agreement to the contrary, in the event that the consummation of a Change in Control is contingent on using pooling of interests accounting methodology, the Board may, in its discretion, take any action necessary to preserve the use of pooling of interests accounting.

     (d) The Corporation shall be entitled to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any Options exercised under this Plan, and the Corporation may defer issuance of Stock hereunder until and unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Board or its delegate and shall be payable by the Participant at such time as the Board determines. To the extent authorized by the Board, such withholding obligation may also be satisfied by the payment of cash by the Participant to the Corporation, the tendering of previously acquired shares of Stock of the Participant or the withholding, at the appropriate time, of shares of Stock otherwise issuable to the Participant, in a number sufficient, based upon the Fair Market Value of such Stock, to satisfy such tax withholding requirements. The Board shall be authorized, in its sole discretion, to establish such rules and procedures relating to any such withholding methods as it deems necessary or appropriate, including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act.

     (e) Subject to the terms of the Plan, the Board may at any time, and from time to time, amend, modify or terminate the Plan or any outstanding Option held by a Participant, including substituting therefor another Option of the same or a different type or changing the date of exercise or realization, provided that the Participant's consent to each action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     SECTION 10.  MISCELLANEOUS

     (a) No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment or service on the Board. The Corporation expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the Plan or the applicable Option.

     (b) Nothing contained in the Plan shall prevent the Corporation from adopting other or additional compensation arrangements.

     (c) Subject to the provisions of the applicable Option, no Participant shall have any rights as a shareholder (including, without limitation, any rights to receive dividends, or non cash distributions with respect to such shares) with respect to any shares of Stock to be distributed under the Plan until he or she becomes the holder thereof.

     (d) Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

     (e) No member of the Board shall be liable for any action or determination taken or granted in good faith with respect to this Plan nor shall any member of the Board be liable for any agreement issued pursuant to this Plan or any grants under it. Each member of the Board shall be indemnified by the Corporation against any losses incurred in such administration of the Plan, unless his action constitutes serious and willful misconduct.

     (f) The Plan shall be effective upon approval by the Corporation's shareholders. The Plan will be so approved if at an annual or special meeting of shareholders held within twelve (12) months of the date of adoption of the Plan by the Board a quorum is present and the votes of the holders of a majority of the securities of the Corporation present or represented by proxy and entitled to vote on such matter shall be cast in favor of its approval.

     (g) The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable tax laws or regulatory requirement.

     (h) Options may not be granted under the Plan after the tenth anniversary of the effective date of the Plan, but then outstanding Options may extend beyond such date.

     (i) To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of Washington.

                                 *      *      *

Adopted by the Board of Directors on November 10, 1998.

                                                                     Exhibit B

                             TIMBERLAND BANCORP, INC.
                  MANAGEMENT RECOGNITION AND DEVELOPMENT PLAN

     SECTION 1.  PURPOSE AND ADOPTION OF THE PLAN

     (a) PURPOSE. The purpose of the Timberland Bancorp, Inc. Management Recognition and Development Plan is to assist the Corporation and its subsidiaries in attracting, retaining and motivating key management employees and non-employee directors who will contribute to the Corporation's success. The Plan is intended to recognize the contributions of key management personnel to the success of the Corporation and its subsidiaries, to link the benefits paid to eligible employees and directors who have substantial responsibility for the successful operation, administration and management of the Corporation with the enhancement of shareholder value and to provide eligible employees and directors with an opportunity to acquire a greater proprietary interest in the Corporation through the grant of restricted shares of Stock which, in accordance with the terms and conditions set forth below, will vest only if the employees meet the vesting criteria established by the Board and this Plan.

     (b) ADOPTION AND EFFECTIVE DATE. The Plan shall be effective upon approval by the Corporation's shareholders. The Plan will be so approved if at an annual or special meeting of shareholders held within twelve (12) months of the date of adoption of the Plan by the Board a quorum is present and the votes of the holders of a majority of the securities of the Corporation present or represented by proxy and entitled to vote on such a matter shall be cast in favor of its approval.

     SECTION 2.  DEFINITIONS

     For purposes of this Plan, the capitalized terms set forth below shall have the following meanings:

     AWARD AGREEMENT means a written agreement between the Corporation and a Participant specifically setting forth the terms and conditions of an award of Restricted Stock granted to a Participant pursuant to Section 5 of the Plan.

     BOARD means the Board of Directors of the Corporation.

     CHANGE IN CONTROL shall mean an event deemed to occur if and when (a) an offeror other than the Corporation purchases shares of the common stock of the Corporation pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities, (c) the membership of the board of directors of the Corporation changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four (24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Corporation approve a merger, consolidation, sale or disposition of all or substantially all of the Corporation's assets or a plan of partial or complete liquidation. If any of the events enumerated in clauses (a) - (d) occur, the Board shall determine the effective date of the change in control resulting therefrom.

     CORPORATION means Timberland Bancorp, Inc., a Washington corporation, and its successors.

     DATE OF GRANT means the date as of which an award of Restricted Stock is granted in accordance with Section 5.

     DIRECTOR means a member of the Board of Directors of the Corporation who is not also an employee of the Corporation or its subsidiaries.

     DISABILITY means any physical or mental injury or disease of a permanent nature which renders a Participant incapable of meeting the requirements of the employment or service performed by such Participant immediately prior to the commencement of such disability. The determination of whether a Participant is disabled shall be made by the Board in its sole and absolute discretion.

     EFFECTIVE DATE means the date as of which the Plan shall become effective, as determined in accordance with Section 1(b).

     EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

     FAIR MARKET VALUE  shall be determined as follows:

     (a) If the stock is traded or quoted on the Nasdaq Stock Market or other national securities exchange on any date, then the Fair Market Value shall be the average of the highest and lowest selling price on such exchange on such date or, if there were no sales on such date, then on the next prior business day on which there was a sale.

     (b) If the stock is not traded or quoted on the Nasdaq Stock Market or other national securities exchange, then the Fair Market Value shall be a value determined by the Board in good faith on such basis as it deems appropriate.

     PARTICIPANT means any person selected by the Board, pursuant to Section 3(b), to participate under the Plan.

     PLAN means this Timberland Bancorp, Inc. Management Recognition and Development Plan, as the same may be amended from time to time.

     RESTRICTED STOCK means shares of Stock awarded to a Participant subject to restrictions as described in Section 5.

     STOCK means the common stock, par value $0.01 per share, of the Corporation.

     SECTION 3.  ADMINISTRATION AND PARTICIPATION

     (a) ADMINISTRATION. The Plan shall be administered by the Board which shall have exclusive and final authority and discretion in each determination, interpretation or other action affecting the Plan and its Participants. The Board shall have the sole and absolute authority and discretion to interpret the Plan, to establish and modify administrative rules for the Plan, to select, in accordance with Section 3(b), the persons who will be Participants hereunder, to impose, in accordance with Section 5(a), such conditions and restrictions as it determines appropriate and to take such other actions and make such other determinations in connection with the Plan as it may deem necessary or advisable.

     (b) DESIGNATION OF PARTICIPANTS. Participants in the Plan shall be such employees of the Corporation and its subsidiaries or Directors as the Board, in its sole discretion, may designate. The Board shall consider such factors as it deems pertinent in selecting Participants.

     SECTION 4.  STOCK ISSUABLE UNDER THE PLAN

     (a) NUMBER OF SHARES OF STOCK ISSUABLE. Subject to adjustments as provided in Section 6(c), the maximum number of shares of Stock available for issuance under the Plan shall be 264,500. The Stock to be offered under the Plan shall be authorized and unissued Stock, Stock which shall have been reacquired by the Corporation and held in its treasury, or Stock held in a trust established by the Corporation for the purpose of funding awards under the Plan with shares acquired on the open market with funds contributed by the Corporation or any subsidiary.

     (b) SHARES SUBJECT TO TERMINATED AWARDS. Shares of Stock forfeited as provided in Section 5(b) may again be issued under the Plan.

     SECTION 5.  RESTRICTED STOCK

     Subject to the terms of this Plan, the Board may grant to any Participant an award of Restricted Stock in respect of such number of shares of Stock, and subject to such terms and conditions relating to forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise), as the Board shall determine in its sole discretion. The terms of all such Restricted Stock awards shall be set forth in an Award Agreement between the Corporation and the Participant which shall contain such provisions, not inconsistent with this Plan, as shall be determined by the Board.

     (a) ISSUANCE OF RESTRICTED STOCK. As soon as practicable after the Date of Grant of Restricted Stock, the Corporation shall cause to be transferred on the books of the Corporation shares of Stock, registered in behalf of the Participant, evidencing such Restricted Stock, but subject to forfeiture to the Corporation retroactive to the Date of Grant if an Award Agreement delivered to the Participant by the Corporation with respect to the Restricted Stock is not duly executed by the Participant and timely returned to the Corporation. Unless the Board determines otherwise, until the lapse or release of all restrictions applicable to an award of Restricted Stock, the stock certificates representing such Restricted Stock shall be held in custody by the Corporation or its designee. Notwithstanding the foregoing, the Corporation may, in its sole discretion, establish a trust for the purpose of holding Restricted Stock awarded pursuant to this Plan. In the event that a trust is established, the Corporation may elect to hold any or all shares of Stock subject to awards in the name of the trust for the benefit of the Participant and subject to the forfeiture conditions applicable to the award.

     (b) SHAREHOLDER RIGHTS. Beginning on the Date of Grant of the Restricted Stock and subject to execution of the Award Agreement as provided in Section 5(a), the Participant shall become a shareholder of the Corporation with respect to all Stock subject to the Award Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such Stock and the right to receive dividends and other distributions paid with respect to such Stock; provided, however, that any Stock distributed as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock and shall be held as prescribed in Section 5(a). Cash dividends paid with respect to Restricted Stock may, at the Board's discretion, be held by the Corporation in escrow until such time as the Participant vests in such shares or distributed to the Participant during the forfeiture period. The Corporation may credit a reasonable rate of interest to such cash dividends prior to distribution.

     (c) RESTRICTION ON TRANSFERABILITY. None of the Restricted Stock may be assigned, transferred (other than by will or the laws of descent and distribution), pledged, sold or otherwise disposed of prior to lapse or release of the restrictions applicable thereto.

     (d) DELIVERY OF STOCK UPON RELEASE OF RESTRICTIONS. Upon expiration or earlier termination of the forfeiture period without a forfeiture, and the satisfaction of or release from any other conditions prescribed by the Board, the restrictions applicable to the Restricted Stock shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of
Section 6(b), the Corporation shall deliver to the Participant or, in case of the Participant's death, to the Participant's legal representatives, one or more stock certificates for the appropriate number of shares of Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

     (e) TERMS OF RESTRICTED STOCK; FORFEITURE OF RESTRICTED STOCK. All Restricted Stock shall be forfeited and returned to the Corporation and all rights of the Participant with respect to such Restricted Stock shall cease and terminate in their entirety if during the forfeiture period the employment (or, in the case of a Director, service) of the Participant with the Corporation and/or its subsidiaries terminates for any reason. Subject to the terms of the Plan, the Board, in its sole discretion, shall establish the forfeiture period for each grant of Restricted Stock, and may provide for the forfeiture period to lapse in installments. Notwithstanding the foregoing, upon the termination of a Participant's employment (or, in the case of a Director, service) by reason of death or Disability, all forfeiture restrictions imposed on Restricted Stock shall immediately and fully lapse.
In addition, upon the effective date of a Change in Control, all forfeiture restrictions imposed on outstanding Restricted Stock awards shall immediately and fully lapse.

     SECTION 6.  MISCELLANEOUS

     (a) LIMITATIONS ON TRANSFER. The rights and interest of a Participant under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution. During the lifetime of a Participant, only the Participant personally may exercise rights under the Plan.

     (b) TAXES. The Corporation shall be entitled to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any Stock issuable under this Plan, or with respect to any income recognized upon the lapse of restrictions applicable to Restricted Stock and the Corporation may defer issuance of Stock hereunder until and unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Board or its delegate and shall be payable by the Participant at such time as the Board determines. To the extent authorized by the Board, such withholding obligation may be satisfied by the payment of cash by the Participant to the Corporation, the tendering of previously acquired shares of Stock of the Participant or the withholding, at the appropriate time, of shares of Stock otherwise issuable to the Participant, in a number sufficient, based upon the Fair Market Value of such Stock, to satisfy such tax withholding requirements. The Board shall be authorized, in its sole discretion, to establish such rules and procedures relating to any such withholding methods as it deems necessary or appropriate, including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act.

     (c) ADJUSTMENTS TO REFLECT CAPITAL CHANGES. The amount and kind of Stock available for issuance under the Plan and the limit on the number of shares of Stock in respect of which awards may be made to any Participant in any calendar year shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan. The Board shall have the power and sole discretion to determine the nature and amount of the adjustment, if any, to be made pursuant to this Section 6(c).

     (d) NO RIGHT TO AWARD; NO RIGHT TO EMPLOYMENT. No employee or other person shall have any claim of right to be permitted to participate or be granted an award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation.

     (e) GOVERNING LAW. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Washington other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

     (f) CAPTIONS. The captions (i.e., all Section and subsection headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

     (g) SEVERABILITY. Whenever possible, each provision in the Plan and every Award Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award Agreement shall be held to be prohibited by or invalid under applicable law, then (x) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (y) all other provisions of the Plan and every Award Agreement shall remain in full force and effect.

     (h) LEGENDS. All certificates for Stock delivered under the Plan shall be subject to such transfer restrictions set forth in the Plan and such other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities law, and the Board may cause a legend or legends to be endorsed on any such certificates making appropriate references to such restrictions.

     (i)   AMENDMENT AND TERMINATION.

     (A) AMENDMENT. Subject to applicable law and regulations, the Board shall have complete power and authority to amend the Plan at any time it is deemed necessary or appropriate; provided, however, that no amendment shall be made without shareholder approval if such approval is necessary for the Corporation to comply with an applicable tax law or regulatory requirement.
No termination or amendment of the Plan may, without the consent of the Participant to whom any award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such award.

     (B) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time. Unless sooner terminated by action of the Board, the Plan shall automatically terminate, without further action of the Board or the Corporation's shareholders, on the tenth anniversary of the Effective Date. No award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any award outstanding at the time of the termination of the Plan shall continue in effect in accordance with its terms as if the Plan has not terminated.

                              *      *      *

Adopted by the Board of Directors on November 10, 1998.

                                REVOCABLE PROXY
                            TIMBERLAND BANCORP, INC.

------------------------------------------------------------------------------
                    FIRST ANNUAL MEETING OF STOCKHOLDERS
                              JANUARY 25, 1999
------------------------------------------------------------------------------

     The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Timberland Bancorp, Inc. with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Timberland Bancorp, Inc. ("Company") which the undersigned is entitled to vote at the First Annual Meeting of Stockholders ("Meeting"), to be held at the Elks Lodge, 624 K Street, Hoquiam, Washington, on Monday, January 25, 1999, at 1:00 p .m., local time, and at any and all adjournments thereof, as indicated.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

               (Continued and to be signed on the reverse side.)

[X] Please mark your
    Votes as in this
    example.

            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                                   VOTE
                             FOR WITHHELD

1. The election as director  [ ]   [ ]   Nominees:
   of the nominees listed at             Clarence E. Hamre (one-year term)
   right (except as marked               Andrea M. Clinton (one-year term)
   to the contrary below).               Robert Backstrom (one-year term)
                                         Michael R. Sand (two-year term)
                                         Alan E. Smith (two-year term)
                                         Peter J. Majar (two-year term)
                                         Richard R. Morris, Jr. (three-year
                                            term)
                                         Jon C. Parker (three-year term)
                                         James C. Mason (three-year term)

   INSTRUCTIONS:  To withhold your vote
   for any individual nominee, write the
   nominee's name on the line below.

   -------------------------------------

                                               FOR       AGAINST     ABSTAIN

2. The ratification of the adoption of the     [ ]         [ ]         [ ]
   Timberland Bancorp, Inc. 1999 Stock Option
   Plan.

3. The ratification of the adoption of the     [ ]         [ ]         [ ]
   Timberland Bancorp, Inc. Management
   Recognition and Development Plan.

4. In their discretion, upon such other matters as may properly come before the meeting.

   The Board of Directors recommends a vote "FOR" the above proposals.

   Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

   The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of First Annual Meeting of Stockholders, a Proxy Statement for the First Annual Meeting of Stockholders, and the 1998 Annual Report to Stockholders.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE- PREPAID ENVELOPE.

-------------------------             -------------------------
PRINT NAME OF SHAREHOLDER             PRINT NAME OF SHAREHOLDER

-------------------------             -------------------------
SIGNATURE OF SHAREHOLDER              SIGNATURE OF SHAREHOLDER


Dated: -----------------------------, 199___

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


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